                                                                    Exhibit 10.5


                                 THIRD AMENDMENT
                                       TO
                                CREDIT AGREEMENT

                  THIS THIRD AMENDMENT TO CREDIT AGREEMENT ("Third Amendment") is made and entered into as of this 28th day of June, 2002 by and between INTEGRITY MEDIA, INC., a Delaware corporation (f/k/a Integrity Incorporated, "Integrity Media"), INTEGRITY PUBLISHERS, INC., a Delaware corporation (Integrity Publishers; Integrity Media and Integrity Publishers are sometimes hereinafter referred to as "Existing Borrowers"), M2 COMMUNICATIONS, L.L.C., a Tennessee limited liability company ("M2 Communications") and LASALLE BANK NATIONAL ASSOCIATION (as "Administrative Agent" and "Lender").

                                   WITNESSETH:

                  WHEREAS, pursuant to that certain Credit Agreement, dated as of April 25, 2001, by and between the Existing Borrowers and Lender, as amended by that certain First Amendment to Credit Agreement dated as of June 15, 2001 and that certain Second Amendment to Credit Agreement dated as of March 30, 2002 (collectively, the "Credit Agreement"), Lender established in favor of Existing Borrowers (i) a line of credit in the amount of $6,000,000, (ii) a Term Loan A Facility in the amount of $6,400,000; and (iii) a Term Loan B Facility in the amount of $4,600,000; and

                  WHEREAS, Lender has agreed to the acquisition by Integrity of 100% of the ownership equity of M2 Communications as a wholly-owned Domestic Subsidiary subject to the terms and conditions hereafter set forth; and

                  WHEREAS, the Lender has agreed to the modification of certain additional provisions contained in the Credit Agreement upon the terms and conditions hereafter set forth.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

         2. Amendments to Credit Agreement. Effective as of the date hereof, M2 Communications shall, together with Existing Borrowers on a joint and several basis, constitute for all purposes under the Credit Agreement the "Borrower". The Credit Agreement is hereby further amended as follows:

         (a) The first paragraph of the Credit Agreement is hereby amended and restated to read as follows:

         "This Credit Agreement (this "Agreement") is made and effective as of April 25, 2001, by and among INTEGRITY MEDIA, INC. (F/K/A INTEGRITY INCORPORATED), a Delaware corporation ("Integrity Media"), INTEGRITY PUBLISHERS, INC., a Delaware corporation ("Integrity Publishers"), M2 COMMUNICATIONS, L.L.C., a Tennessee limited liability company ("M2 Communications;" M2 Communications, Integrity Media and Integrity Publishers are sometimes collectively referred to herein as "Borrower," jointly and severally) and each financial institution that from time to time is a "Lender" hereunder (collectively the "Lenders,") and LASALLE BANK NATIONAL ASSOCIATION ("Administrative Agent")."

                  (b) The first recital of the Credit Agreement is hereby amended by substituting the figure "$9,400,000" for the figure "$6,400,000" under subpart (b) thereof.

                  (c) Section 1.2.1 of the Credit Agreement is hereby amended by deleting the proviso therein in its entirety and substituting in lieu thereof the following:

                           "provided, further, that, contemporaneously with the effectiveness of the Third Amendment, Borrower shall be permitted to draw down the remaining undrawn $3,000,000 portion of the Term Loan A Commitment."

                  (d) Section 1.2.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "Section 1.2.2. Use of Term Loan A Proceeds. The funds advanced under this Term Loan A Facility shall be used exclusively for (a) the refinancing of existing indebtedness of Borrower, (b) the remodeling and improvement of Integrity Media's headquarters in Mobile, Alabama and other ordinary and reasonable expenditures for furniture, fixtures and equipment related thereto, and
         (c) an aggregate amount not to exceed $3,000,000 may be used for Integrity Media's acquisition of 100% of the ownership equity of M2 Communications."

                  (e) The table under Section 1.2.8.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:



                  "                                                             Required Amount
                                    Payment Date                              of Principal Payment
                                    ------------                              --------------------
                                   6/30/01 through 12/31/01                        $500,000.00
                                   3/31/02                                         $376,470.59
                                   6/30/02 through 3/31/06                         $587,500.00"



                  (f) Section 3.8 of the Credit Agreement is hereby amended by adding the following phrase to the end thereof:

                  "and (4) that certain LLC Interest Purchase Agreement dated as of June 28, 2002 by and among Integrity Media, Jeffory Moseley, Carmen Moseley and Jeff and Carmen Moseley Charitable Remainder Unitrust."


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




                  (g) The table under Section 4.1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:


                          "Fiscal Quarters Ending                                Ratio
                          -----------------------                                -----
                           6/30/01 through 03/31/02                              1.00:1.00

                           9/30/02 through 12/31/02                              1.00:1.00

                           3/31/03 through 12/31/03                              1.05:1.00

                           3/31/04 through 12/31/04                              1.10:1.00

                           3/31/05 and thereafter                                1.15:1.00"



                  (h) Section 4.1.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "Section 4.1.3. Minimum Net Worth. Borrower shall
                  cause Net Worth to at no time be less than (a) for the period ending June 30, 2002, $12,500,000, and (b) thereafter (i) $12,500,000 plus (ii) an aggregate amount equal to 85% of quarterly Net Income (but only if a positive number, with no reduction for losses) for each fiscal quarter of Borrower beginning with the fiscal quarter ending September 30, 2002."

                  (i) Section 5.1 of the Credit Agreement is hereby amended by substituting the figure "$5,700,000" for the figure "$5,300,000" for fiscal year 2002, and by substituting the figure "5,400,000" for the figure "6,425,000" for fiscal year 2005.

                  (j) Section 5.7(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "e. Equity interests of Integrity Media in Integrity
                  Publishers, M2 Communications, Enlight (such investment not to exceed $250,000 in the aggregate), Integrity Music and Celebration."

                  (k) Section 5.8(c) of the Credit Agreement is hereby amended by inserting at its beginning the phrase "except for Enlight, M2 Communications, and Integrity Publishers,"

                  (l) Section 5.9 of the Credit Agreement is hereby amended by adding the following phrase to the end thereof:

                           "and (e) Integrity Publishers' use of the office
                  space leased by Integrity Media and located in Brentwood, Tennessee."



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

                  (m) Section 5.12 of the Credit Agreement is hereby amended and restated to read as follows:

                           "5.12 Integrity Media Ownership. Integrity Media
                  shall not sell, transfer or otherwise dispose of any of the equity of Integrity Publishers, M2 Communications or Enlight, nor permit its total investment in Integrity Publishers, M2 Communications or Enlight, whether in the form of equity, loans, advances or otherwise, to at any time exceed $5,000,000 with respect to Integrity Publishers, $4,000,000 with respect to M2 Communications, and $250,000 with respect to Enlight."

                  (n) Section 9.1 of the Credit Agreement is hereby amended to restate the definition of "Borrower" as follows:

                  "Borrower" means, collectively, Integrity Media, M2 Communications and Integrity Publishers, jointly and severally."

                  (o) Section 9.1 of the Credit Agreement is hereby amended by adding the following proviso to the end of the definition of "Borrowing Base:"

                           "provided, however, that no more than $800,000 shall
                  be advanced under the Line of Credit on account of the Eligible Accounts of M2 Communications and no more than $100,000 shall be advanced under the Line of Credit on account of the Eligible Inventory of M2 Communications."

                  (p) Section 9.1 of the Credit Agreement is hereby amended by substituting the figure "$9,400,000" for the figure "$6,400,000" in the definition of "Term Loan A Commitment".

                  (q) Section 9.1 of the Credit Agreement is hereby amended by deleting clause (ii) of the definition of "Indebtedness" in its entirety and replacing the same with the following:

                           "(ii) to pay the deferred purchase price of property
                  or services (other than any reasonable and customary contractual compensation obligation entered into in the ordinary course of business which calls for payment of deferred compensation to employees in their capacities as employees);"

                  (r) Section 9.1 of the Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

                  "Integrity" or "Integrity Media" means Integrity Media, Inc. (f/k/a Integrity Incorporated), a Delaware corporation.

                  "M2 Communications" means M2 Communications, L.L.C., a Tennessee limited liability company.



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

                  "Third Amendment" means that certain Third Amendment to Credit Agreement, dated as of June 28, 2002, by and among Integrity Media, Integrity Publishers, M2 Communications, the Lenders party thereto and the Administrative Agent.

         3. Amended and Restated Schedules. The Schedules attached to the Credit Agreement are hereby amended and restated in the forms attached hereto.

         4. Acknowledgment and Waiver of Defaults. Existing Borrowers acknowledge that the following Defaults or Events of Default exist under the Loan Agreement (collectively, the "Specified Defaults"): (a) breach of Section
5.7 of the Credit Agreement as a result of Integrity Media's indirect acquisition of Magnificat Music, LLC (the "Acquisition Default"), and (b) breach of Section 5.2 as a result of Integrity Media's entering into that certain Employment Agreement, dated as of June 28, 2002, by and between Jeffory Moseley and Integrity Media wherein Integrity Media agrees to pay a certain retention bonus to Jeffory Moseley which is a deferred purchase of services. The Existing Borrowers have requested that the Administrative Agent, on behalf of the Lenders, waive the Specified Defaults. The Administrative Agent, on behalf of the Lenders, hereby waives the Specified Defaults, provided, however, that such waiver, with respect to the Acquisition Default, shall be for a period of ten
(10) days from the date hereof only. The waivers contained in this Section are specific in intent and are valid only for the specific purposes for which given. Nothing contained herein obligates any Lender to agree to any additional waivers of any provisions of any of the Loan Documents, including but not limited to
Section 5. The waivers contained in this Section are waivers of the Specified Defaults only, and shall not operate as a waiver of any Lender's right to exercise remedies resulting from (i) existing and/or continuing Defaults or Events of Default of which Lenders are not actually aware, (ii) other future Defaults or Events of Default, whether or not of a similar nature and whether or not known to any Lender, or (iii) existence of the Acquisition Default beyond ten (10) days.

         5. Conditions to Effectiveness. This Third Amendment shall become effective as of June 28, 2002, when and only when the Lender shall have received
(i) this Third Amendment duly executed by the Borrower, (ii) payment of all outstanding legal fees and costs of Administrative Agent and Lender, including those incurred in connection with this Third Amendment, together with payment to Lender of an amendment fee of $30,000.00, (iii) such of the Loan Documents identified under Section 2.1.2 of the Credit Agreement as the Administrative Agent may require as regards M2 Communications, (iv) First Amendment and Second Supplement to Security and Pledge Agreement duly executed by Integrity Media,
(v) First Amendment to Security and Pledge Agreement duly executed by Integrity Publishers, (vi) Modification of Mortgage duly executed by Integrity Media,
(vii) consummation of the acquisition by Integrity Media of 100% of the ownership equity of M2 Communications upon terms and conditions satisfactory to Administrative Agent in its sole reasonable discretion, and delivery to Administrative Agent of a legal opinion on behalf of the Borrower confirming that such acquisition has been consummated in accordance with applicable law, and (viii) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Lender or its counsel, each of which shall be in form and substance satisfactory to Lender and its counsel.

         6. Representations and Warranties. The Existing Borrower and Integrity Publishers hereby represent and warrant as follows:



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

                  (a) This Third Amendment and the Credit Agreement, as amended hereby, have been duly authorized and constitute legal, valid and binding obligations of the Existing Borrowers and M2 Communications and are enforceable against the Existing Borrowers and M2 Communications in accordance with their respective terms.

                  (b) Upon the effectiveness of this Third Amendment, the Existing Borrowers and M2 Communications hereby reaffirm all covenants, representations and warranties made in the Credit Agreement and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Third Amendment.

                  (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Third Amendment.

                  (d) The Existing Borrowers and M2 Communications have no defense, counterclaim or offset with respect to the Credit Agreement or any of the other Loan Documents.

         7. Effect on the Credit Agreement.

                   (a) Upon the effectiveness of this Third Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

                   (b) Except as specifically amended herein, the Credit Agreement, the Loan Documents, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                   (c) The execution, delivery and effectiveness of this Third Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent or Lender, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         8. Governing Law. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of Illinois.

         9. Headings. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.

         10. Counterparts. This Third Amendment may be executed by the parties hereto in one or more counterparts, each of which taken together shall be deemed to constitute one and the same instrument.



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
                   IN WITNESS WHEREOF, this Third Amendment has been duly executed as of the day and year first written above.



                            INTEGRITY MEDIA, INC.
                                     (f/k/a Integrity Incorporated)



                            By:      /s/ Donald S. Ellington
                                     -------------------------------------------
                                     Name:  Donald S. Ellington
                                     Title:  Senior Vice President

                            INTEGRITY PUBLISHERS, INC.



                            By:      /s/ Donald S. Ellington
                                     -------------------------------------------
                                     Name:  Donald S. Ellington
                                     Title:  Secretary/Treasurer

                            M2 COMMUNICATIONS, L.L.C.



                            By:      /s/ Jeffory Moseley
                                     -------------------------------------------
                                     Name:  Jeffory Moseley
                                     Title:  Governor

                            LASALLE BANK NATIONAL ASSOCIATION



                            By:      /s/ Margaret C. Dierkes
                                     -------------------------------------------
                                     Name:  Margaret C. Dierkes
                                     Title:  Commercial Banking Officer



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